UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2026

Devon Energy Corporation

(Exact name of Registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

333 W. SHERIDAN AVE,
OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name, former address or former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On February 1, 2026, Devon Energy Corporation, a Delaware corporation (the “Company” or “Devon”), Cubs Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), and Coterra Energy, Inc., a Delaware corporation (“Coterra”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, among other things and upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Coterra (the “Merger”), with Coterra surviving the Merger as a wholly-owned subsidiary of the Company.

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Coterra common stock, par value $0.10 per share (“Coterra Common Stock”), issued and outstanding immediately prior to the Effective Time (other than Excluded Shares (as defined in the Merger Agreement)) will be converted automatically into the right to receive 0.70 (the “Exchange Ratio”) shares of common stock, par value $0.10 per share, of the Company (the “Company Common Stock”). Shares of Company Common Stock issued in connection with the Merger will be listed on the New York Stock Exchange (the “NYSE”). No fractional shares of Company Common Stock will be issued in the Merger, and holders of shares of Coterra Common Stock otherwise entitled to receive fractional shares will, instead, receive cash in lieu of fractional shares of Company Common Stock, if any.

Following the closing of the Merger, the Company’s existing stockholders and Coterra’s existing stockholders will own approximately 54% and 46%, respectively, of the combined company.

The Board of Directors of the Company has unanimously (i) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are in the best interests of, and are advisable to, the Company and its stockholders, (ii) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (iii) resolved to recommend that the Devon stockholders approve (A) an amendment of the certificate of incorporation of the Company to increase the amount of shares authorized for issuance (the “Authorized Share Charter Amendment”), which would be effective concurrently with the Effective Time, and (B) the issuance of shares of Company Common Stock in connection with the Merger (the “Stock Issuance).

The Company and Coterra intend, for U.S. federal income tax purposes, that (i) the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended, and (ii) the Merger Agreement constitutes a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Post-Closing Governance

The Merger Agreement provides that, at the Effective Time, the Company’s board of directors (the “Board”) shall be comprised of eleven directors, including (i) six directors selected by the Company (at least five of whom shall meet the independence standards of the NYSE with respect to the Company), one of whom shall be the Company’s President and Chief Executive Officer immediately prior to the Effective Time (the “Devon Designees”), and (ii) five directors selected by Coterra (at least four of whom shall meet the independence standards of the NYSE with respect to Company), one of whom shall be the Chief Executive Officer and President of Coterra immediately prior to the Effective Time (the “Coterra Designees”).

If the 2026 annual meeting of the Company’s stockholders occurs after the Effective Time, the combined company board will re-nominate each Devon Designee and Coterra Designee then serving on the combined company board for re-election by stockholders, subject to certain exceptions.

At the Effective Time, (i) the Company’s existing President and Chief Executive Officer will be appointed to serve as the President and Chief Executive Officer of the combined company and (ii) the Chairman, Chief Executive Officer and President of Coterra will become Chair of the combined company.

Immediately following the Effective Time, the board of directors of the combined company will take all necessary action to cause the combined company’s executive committee to consist of the Company’s President and Chief Executive Officer plus eight additional members, five of whom will be designated by Coterra and the remaining three of whom will be existing officers of the Company. The executive committee of the Company will report to the Chief Executive Officer.

At or prior to the Effective Time, the Company will adopt a Corporate Governance Policy effective for a period of two years following the Effective Time, which may not be amended without a vote of at least 75% of the combined company board unless required by applicable law or stock exchange rule listing standard. During this two year period, (i) neither the Chair nor the Chief Executive Officer of the combined company may be removed without the affirmative vote of at least 75% of the combined company board and (ii) for so long as Thomas E. Jorden serves as the Chair of the board of directors of the combined company, the Lead Independent Director of the board of directors of the combined company will be an independent director determined and approved by a majority of the Devon Designees.

The name of the combined company as of the Effective Time will remain Devon Energy Corporation and the ticker symbol of the combined company following the Effective Time will be “DVN.” Following the Effective Time, the combined company’s Chief Executive Officer and principal executive functions will be based in the combined company’s Houston, Texas headquarters and the combined company will maintain a significant continuing presence in Oklahoma City, Oklahoma.

Conditions to the Merger

The Merger is subject to various closing conditions, including, but not limited to: (i) adoption and approval of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Coterra Common Stock; (ii) approval of the Authorized Share Charter Amendment in connection with the Merger by holders of at least a majority of the outstanding shares of Company Common Stock; (iii) approval of the Stock Issuance by holders of at least a majority of the votes cast at a meeting at which a majority of the outstanding shares of Company Common Stock that are present and voting at a meeting of the Company’s shareholders; (iv) the expiration or earlier termination of the waiting period under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended; (v) the effectiveness of the registration statement on Form S-4 that the Company will file with the Securities and Exchange Commission in connection with the Stock Issuance; (vi) the authorization for listing of the Company Common Stock to be issued in the Merger on the NYSE; (vii) the accuracy of each party’s representations and warranties (subject to certain materiality and knowledge qualifiers) and compliance by each party with its material covenants under the Merger Agreement in all material respects; and (viii) the absence of legal restraints prohibiting the Merger.

Termination Rights

The Merger Agreement contains certain termination rights for both the Company and Coterra, including if the Merger is not consummated by August 1, 2026, which date is extendable for antitrust approvals until November 1, 2026, and further extendable for antitrust approvals until February 1, 2027. The Merger Agreement further provides that upon its termination under certain circumstances, Coterra or the Company, as the case may be, may be required to pay the other a termination fee equal to $865,000,000 (the “Termination Fee”). In other specified circumstances where the Merger Agreement is terminated following the failure to obtain the required stockholder approval and the Termination Fee is not otherwise payable by the party that failed to obtain such approval, the party whose stockholders failed to approve the transactions will be required to pay the other party up to $40,000,000 as reimbursement for the other party’s reasonable transaction and documented fees and expenses in connection with the Merger.

Effect on Coterra Equity Awards

Under the terms of the Merger Agreement, at the Effective Time:

•

Each Coterra restricted stock unit (whether subject to time-based or performance-based vesting conditions) granted pursuant to any Coterra stock plan that is outstanding and vested as of immediately prior to the Effective Time or that vests in accordance with its terms as a result of the consummation of the Merger (the “Vested RSUs” and “Vested PSUs”, as applicable) will be converted into a number of shares of Company Common Stock equal to the product obtained by multiplying (i) the number of shares of Coterra Common Stock subject to the Vested RSU or Vested PSU (as applicable) immediately prior to the Effective Time (with performance levels deemed achieved at the greater of target and actual levels of performance achieved prior to the Effective Time as determined by Coterra’s board of directors (or an appropriate committee thereof) in consultation with the Company) by (ii) the Exchange Ratio, plus an additional amount in cash equal to any accrued but unpaid cash-based dividend equivalents; provided that, any Vested PSUs earned over target levels of performance will not be converted into shares of Company Common Stock and will instead be paid in cash based on the closing price per share of Coterra Common Stock on the business day immediately prior to the closing as quoted on NYSE (the “Coterra Stock Price”).

•

Each Coterra restricted stock unit (whether subject to time-based or performance-based vesting conditions) granted pursuant to any Coterra stock plan that is outstanding immediately prior to the Effective Time (other than the Vested RSUs and Vested PSUs) will be converted into a number of restricted stock units with respect to shares of Company Common Stock equal to the product obtained by multiplying (i) the number of shares of Coterra Common Stock subject to the applicable Coterra award immediately prior to the Effective Time (with performance levels deemed achieved at the greater of target and actual levels of performance achieved prior to the Effective Time as determined by Coterra’s board of directors (or an appropriate committee thereof) in consultation with the Company) by (ii) the Exchange Ratio, subject to the same terms and conditions as were applicable to the original Coterra award (excluding any continued performance-based vesting conditions).

•

Each Coterra stock option granted pursuant to any Coterra stock plan that is outstanding immediately prior to the Effective Time (the “Stock Options”) will be cancelled and converted into the right to receive from the Company an amount in cash, without interest, equal to the product of (i) the total number of shares of Coterra Common Stock subject to such Stock Option and (ii) the excess, if any, of the Coterra Stock Price over the exercise price per share of Coterra Common Stock of such Stock Option.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants for a transaction of this nature. The Merger Agreement also contains customary pre-closing covenants, including the obligation of each of the Company and Coterra to conduct their respective businesses in the ordinary course consistent with past practice and to refrain from taking certain specified actions without the consent of the other party.

The Merger Agreement further provides that, from the date of the Merger Agreement, each of the Company and Coterra will be subject to certain restrictions on its ability to solicit an alternative Acquisition Proposal (as defined in the Merger Agreement) from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative Acquisition Proposals, subject to customary exceptions. Each party is required to call a meeting of its stockholders to obtain the required approval of such party’s stockholders described above and, subject to certain exceptions, to recommend that their respective shareholders approve such proposals. Neither party has the ability to terminate to accept a Superior Proposal (as defined in the Merger Agreement).

The Merger Agreement is attached hereto as Exhibit 2.1. The foregoing summary of the Merger Agreement has been included to provide investors with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, Coterra or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of dates specified therein. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Coterra or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Coterra’s public disclosures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Contingent upon and effective as of the closing of the Merger, Shannon E. Young, III, 54, who is currently Chief Financial Officer of Coterra, will serve as the principal financial officer of the combined company. Mr. Young has served as Executive Vice President and Chief Financial Officer of Coterra since July 2023. Prior to joining Coterra, Mr. Young served as Executive Vice President and Chief Financial Officer of Talos Energy Inc. since May 2019.

Also contingent upon and effective as of the closing of the Merger, (i) Jeffrey L. Ritenour will cease to serve as the Company’s principal financial officer and will assume responsibility for Commercial operations of the combined company and (ii) Dennis C. Cameron will cease to serve as Executive Vice President and General Counsel of the Company. Subject to Mr. Cameron’s continued employment until the closing of the Merger, he will be eligible to receive severance benefits consistent with previously disclosed compensation arrangements at such time.

Item 7.01	Regulation FD Disclosure.

On February 2, 2026, the Company and Coterra issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1. In addition, the Company provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

INFORMATION FURNISHED

The information in Item 7.01 and Exhibits 99.1 and 99.2 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger (the “Proposed Transaction”) of Devon and Coterra, Devon will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of Devon’s common stock to be issued in connection with the Proposed Transaction. The registration statement will include a document that serves as a prospectus of Devon and a joint proxy statement of each of Devon and Coterra (the “joint proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF DEVON AND COTERRA ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DEVON, COTERRA, THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive joint proxy statement/prospectus will be sent to stockholders of each of Devon and Coterra when it becomes available. Investors and security holders will be able to obtain copies of the registration statement and the joint proxy statement/prospectus and other documents containing important information about Devon and Coterra free of charge from the SEC’s website when it becomes available. The documents filed by Devon with the SEC may be obtained free of charge at Devon’s website at investors.devonenergy.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Devon by requesting them by mail at Devon, Attn. Investor Relations, 333 West Sheridan Ave, Oklahoma City, OK 73102. The documents filed by Coterra with the SEC may be obtained free of charge at Coterra’s website at investors.coterra.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Coterra by requesting them by mail at Coterra, Attn: Investor Relations, Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024.

PARTICIPANTS IN THE SOLICITATION

Devon, Coterra and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Devon’s and Coterra’s stockholders with respect to the Proposed Transaction. Information about Devon’s directors and executive officers is available in Devon’s Annual Report on Form 10-K for the 2024 fiscal year filed with the SEC on February 19, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001090012/000095017025022844/dvn-20241231.htm), and its definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on April 23, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001090012/000110465925037545/tm252204-6_def14a.htm). Information about Coterra’s directors and executive officers is available in Coterra’s Annual Report on Form 10-K for the 2024 fiscal year filed with the SEC on February 25, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000858470/000085847025000075/cog-20241231.htm), and its definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on March 20, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000858470/000110465925026126/tm2429648-2_def14a.htm). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Stockholders, potential investors and other readers should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

This communication includes “forward-looking statements” as defined by the SEC. Such statements include those concerning strategic plans, Devon’s and Coterra’s expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases such as “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that Devon or Coterra expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Devon’s and Coterra’s control. Consequently, actual future results could differ materially and adversely from Devon’s and Coterra’s expectations due to a number of factors, including, but not limited to, those, identified below.

With respect to the Proposed Transaction between Devon and Coterra, these factors could include, but are not limited to: the risk that Devon or Coterra may be unable to obtain governmental and regulatory approvals required for the Proposed Transaction, or that required governmental and regulatory approvals may delay the Proposed Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Proposed Transaction or cause the parties to abandon the Proposed Transaction; the risk that a condition to closing of the Proposed Transaction may not be satisfied; the length of time necessary to consummate the Proposed Transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the expected dividends and share repurchases, as well as related growth and yield, may not be approved by the board of directors of the combined company or realized on the stated timeline or at all; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; potential liability resulting from pending or future litigation; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the Proposed Transaction on relationships with customers, suppliers, competitors, business partners, management and other employees; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the volatility of oil, gas and natural gas liquids (NGL) prices, including from changes in trade relations and policies, such as the imposition of tariffs by the U.S., China or other countries; uncertainties inherent in estimating oil, gas and NGL reserves; the uncertainties, costs and risks involved in Devon’s and Coterra’s operations; natural disasters and epidemics; counterparty credit risks; risks relating to Devon’s and Coterra’s indebtedness; risks related to Devon’s and Coterra’s hedging activities; risks related to Devon’s and Coterra’s environmental, social and governance initiatives; claims, audits and other proceedings impacting the business of Devon or Coterra, including with respect to historic and legacy operations; governmental interventions in energy markets; competition for assets, materials, people and capital, which can be exacerbated by supply chain disruptions, including as a result of tariffs or other changes in trade policy; regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to federal lands, environmental matters and water disposal; cybersecurity risks; risks associated with artificial intelligence and other emerging technologies; Devon’s and Coterra’s limited control over third parties who operate some of their respective oil and gas properties and investments; midstream capacity constraints and potential interruptions in production, including from limits to the build out of midstream infrastructure; the extent to which insurance covers any losses Devon or Coterra may experience; risks related to shareholder activism; general domestic and international economic and political conditions; the impact of a prolonged federal, state or local government shutdown and threats not to increase the federal government’s debt limit; as well as changes in tax, environmental and other laws, including court rulings, applicable to Devon’s and Coterra’s respective businesses.

Additional information concerning other risk factors is also contained in Devon’s and Coterra’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond Devon’s or Coterra’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per share of Devon or Coterra for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per share of Devon or Coterra, as applicable. Neither Devon nor Coterra gives any assurance (1) that either Devon or Coterra will achieve their expectations, or (2) concerning any result or the timing thereof, in each case, with respect to the Proposed Transaction or any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All subsequent written and oral forward-looking statements concerning Devon, Coterra, the Proposed Transaction, the combined company or other matters and attributable to Devon or Coterra or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Devon and Coterra do not undertake, and expressly disclaim, any duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 1, 2026, by and among Devon Energy Corporation, Cubs Merger Sub, Inc., and Coterra Energy, Inc.

99.1	Press Release dated February 2, 2026, announcing entry into the Merger Agreement.

99.2	Investor Presentation, dated February 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPANY
Date: February 2, 2026

	By	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer